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                                                                   EXHIBIT 10.30

                                    RAYTHEON
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                    ARTICLE I
                        NAME, PURPOSE, AND EFFECTIVE DATE
                        ---------------------------------

         The Raytheon Supplemental Executive Retirement Plan ("Plan") is hereby established effective August 1, 2001. The Plan is a nonqualified, unfunded plan designed to provide supplemental retirement benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of ERISA.

                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

         When used herein, the following terms shall have the following meanings unless a different meaning is clearly required by the context of the Plan.

         2.1   Affiliate.   "Affiliate" shall mean a trade or business that,
               ---------
together with Raytheon Company, is a member of (i) a controlled group of corporations within the meaning of Section 414(b) of the Code; (ii) a group of trades or businesses (whether or not incorporated) under common control as defined in Section 414(c) of the Code, or (iii) an affiliated service group as defined in Section 414(m) of the Code, or which is an entity otherwise required to be aggregated with Raytheon Company pursuant to Section 414(o) of the Code.

         2.2   Applicable Retirement Plan. "Applicable Retirement Plan" shall
               --------------------------
mean the qualified defined benefit pension plan maintained by the Employer in which a Participant is accruing benefits at the time he or she terminates employment with the Company and all Affiliates. If a Participant is accruing benefits under more than one qualified defined benefit pension plan at such time, the Applicable Retirement Plan shall be the plan in which the Participant is entitled to the greatest benefit (comparing single life annuities commencing at normal retirement age as computed under the terms of the respective plans).

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                                      -2-

         2.3      Code.  The "Code" shall mean the Internal Revenue Code of
                  ----
1986, as amended from time to time.

         2.4      Company. "Company" shall mean Raytheon Company and any
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successor thereto by merger, consolidation or reorganization whose board of directors adopts this Plan.

         2.5      Earliest Accrual Date. "Earliest Accrual Date" shall mean the
                  ---------------------
first day of the month coincident with or immediately following the date an Eligible Executive both attains at least age 55 and completes at least 10 Years of Service, provided the Eligible Executive was an Employee at least one month before such date.

         2.6      Eligible Executive. "Eligible Executive" shall mean an
                  ------------------
Employee who is a member of the select group of management or highly compensated provided in Section 201(2) of ERISA and who is selected in writing to employees as participate in the Plan by the Plan Administrator.

         2.7      Employee. "Employee" shall mean any person employed by an
                  --------
Employer, who is expressly so designated as an employee on the books and records of the Employer, and who is treated as such by the Employer for federal employment tax purposes. Any person who, after the close of a Plan Year, is retroactively treated by an Employer, or any other party as an Employee for such prior Plan Year, shall not, for purposes of the Plan, be considered an Employee for such prior Plan Year unless expressly so treated as such by the Employer.

         2.8      Employer. "Employer" shall mean the Company and any Affiliate
                  --------
or division of the Employer or an Affiliate which adopts this Plan with the consent of the Company.

         2.9      ERISA.  "ERISA" shall mean the Employee Retirement Income
                  -----
Security Act of 1974, as amended from time to time.

         2.10     Estimated Primary Social Security Benefit.  "Estimated
                  -----------------------------------------
Primary Social Security Benefit" shall mean the Estimated Primary Social Security Benefit as determined under the Raytheon Company Pension Plan for Salaried Employees.

         2.11     Final Average Earnings. "Final Average Earnings" shall mean
                  ----------------------
the final average earnings that are taken into account for purposes of computing the retirement benefit of a Participant under the Applicable Retirement Plan, determined without application of the limitation on compensation imposed by
Section 401(a)(17) of the Code. If an Applicable Retirement Plan does not use final average earnings to determine retirement benefits, Final Average Earnings shall mean the final average earnings as defined under the Raytheon Company Pension Plan for Salaried Employees, determined

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                                      -3-

without application of the limitation on compensation imposed by Section 401(a)
(17) of the Code.

         2.12     Participant.  "Participant" shall mean any Employee eligible
                  -----------
to receive benefits under this Plan.

         2.13     Plan Administrator.  "Plan Administrator" shall mean the Board
                  ------------------
of Directors of the Company or its delegate.

         2.14     Plan Year. "Plan Year" shall mean the twelve (12) consecutive
                  ---------
month period commencing January 1 and ending December 31, with the exception that the first Plan Year shall be the short year commencing August 1, 2001 and ending December 31, 2001.

         2.15     Service. "Service" shall mean the period of time beginning on
                  -------
the date an Eligible Employee is first credited with an hour of service with the Company or any Affiliate (but including Service only while the Affiliate was an Affiliate of the Company) and ending on the date an Eligible Employee terminates employment with the Company and all Affiliates. If an Eligible Employee terminates employment with the Company and all Affiliates before he or she reaches the Earliest Accrual Date, the Service completed before the termination of employment shall not be taken into account under this Plan if he or she is subsequently re-employed by an Employer and re-designated an Eligible Employee.

         2.16     Year of Service.  "Year of Service" shall mean twelve (12)
                  ---------------
months of Service.

                                   ARTICLE III
                                   ELIGIBILITY
                                   -----------

         3.1      Eligibility. Subject to the conditions of Section 3.2, an
                  -----------
Employee shall be eligible to participate in this Plan only if he or she is designated by the Plan Administrator in writing as an Eligible Employee.

         3.2      Retirement Benefit Information. As a condition precedent to
                  ------------------------------
receiving benefits under this Plan, an Eligible Employee must provide the Plan Administrator or its delegate with all of the information reasonably requested to determine the amount of the Eligible Employee's retirement benefits from all defined benefit pension plans, including both qualified and nonqualified arrangements, maintained by the Company and all Affiliates and all other employers, and the retirement benefits to which the Eligible Employee will be eligible to receive under Social Security. If such information is not fully provided, an Eligible Employee will not be entitled to any benefits under this Plan.

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                                   -4-

If, after the commencement of benefit payments under this Plan, the Plan Administrator determines that the information provided was not complete or accurate, the Plan Administrator may take all appropriate actions, including, but not limited to, discontinuing benefit payments, adjusting future benefit payments and/or seeking to recover prior benefit payments.


                                   ARTICLE IV
                                    BENEFITS
                                    --------

         4.1     Supplemental Retirement Benefit. An Eligible Executive shall be
                 -------------------------------
entitled to a Supplemental Retirement Benefit on his or her Earliest Accrual Date; provided the Eligible Executive was an Employee at least one month before such date. The Supplemental Retirement Benefit shall be an amount equal to the "Initial Retirement Benefit" reduced by the "Offset Amount."

         (a)     Initial Retirement Benefit: The Initial Retirement Benefit as
                 --------------------------
of an Eligible Executive's Earliest Accrual Date shall be a single life annuity equal to thirty-five percent (35%) of his or her Final Average Earnings. For each month of Service performed after an Eligible Employee both (i) attains age 55 and (ii) completes at least ten Years of Service, the Initial Retirement Benefit shall be increased by one quarter of one percent (0.25%) (or three percent 3% for each such Year of Service), up to a maximum Initial Retirement Benefit of fifty percent (50%) of Final Average Earnings (for a maximum additional benefit of up to fifteen percent (15%)).

         (b)     Offset Amount: The Offset Amount is the amount of retirement
                 -------------
benefits the Eligible Executive is entitled to receive or previously received from all defined benefit pension plans, including both qualified and nonqualified arrangements, maintained by the Company and all Affiliates, and all other employers, plus the Estimated Primary Social Security Benefit (collectively, "all other defined benefit pension plans"). For purposes of determining the Offset Amount, the benefits provided by all other defined benefit pension plans shall be converted to an actuarially equivalent single life annuity commencing on the date benefits under this Plan commence using the actuarial assumptions prescribed in the Applicable Retirement Plan. Notwithstanding the other provisions of this subsection (b), if a Participant commences benefits under this Plan before he or she is first eligible to receive Social Security Benefits, the Supplemental Retirement Benefit shall not be reduced by the Estimated Primary Social Security Benefit until the Participant first becomes eligible to receive Social Security Benefits.

         4.2     Payment of Benefits.  Except as otherwise provided herein, a
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Participant's  Supplemental  Retirement Benefit shall be paid at the same time and in the same form as his or her retirement benefits under the Applicable Retirement Plan. Notwithstanding the


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preceding sentence, a Participant's Supplemental Retirement Benefit shall not be paid in the form of a lump sum benefit. If the Participant's retirement benefits under the Applicable Retirement Plan are paid in the form of a lump sum benefit, the Participant's Supplemental Retirement Benefit shall be paid in the normal form of benefit under the Applicable Retirement Plan. In all cases, if the form of payment is other than a single life annuity, the Supplemental Retirement Benefit shall be converted into an actuarially equivalent form using the actuarial assumptions prescribed in the Applicable Retirement Plan.

         4.3     Benefits Unfunded. The benefits payable under the Plan shall be
                 -----------------
paid solely out of the general assets of the participating Employer that is the employer of the Participant (or was the most recent employer) at the time benefits first become payable and shall not be otherwise specifically funded in any manner. For this purpose, the Plan Administrator shall maintain separate books and records for each participating Employer and its respective Employees who are Participants. Nothing herein contained shall preclude the creation of a bookkeeping or other reserve for benefits payable hereunder.

         4.4     ERISA Unwind Provision. Notwithstanding anything to the
                 ----------------------
contrary contained herein, if a judicial or administrative determination is made or the Plan Administrator has reason to believe that an Employee does not qualify as a Eligible Executive, if required hereunder, the Employee shall cease to be a Participant under this Plan and the Plan Administrator shall pay to such Employee all benefits due him or her from this Plan, if any, as soon as administratively feasible.

                                    ARTICLE V
                                 ADMINISTRATION
                                 --------------

         5.1     Plan Administration. The Plan shall be administered by the Plan
                 -------------------
Administrator in accordance with its terms and purposes. The Plan Administrator shall determine the amount and manner of payment of the benefits due to or on behalf of each Participant from the Plan and shall cause the benefits to be paid in cash by the appropriate participating Employer accordingly.

         5.2     Finality of Decisions. Except as otherwise provided in Section
                 ---------------------
5.3, the Plan Administrator shall have full discretionary authority to determine eligibility for benefits and to construe the terms of the Plan, including all questions of fact and law. In addition, the decisions made by and the actions taken by the Plan Administrator in the administration of the Plan shall be final and conclusive on all persons, and the Plan Administrator shall not be subject to any liability whatsoever with respect to the administration of the Plan.

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                                      -6-

         5.3      Claims Procedures. Any Eligible Employee (such Eligible
                  -----------------
Employee being referred to below as a "Claimant") may deliver to the Plan Administrator a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. Any such determination by the Plan Administrator shall be made pursuant to the following procedures, which shall be conducted in a manner designed to comply with Section 503 of ERISA:

                  (a)    Step 1. Claims for a benefit should be filed by a
                         ------
Claimant as soon as practicable after the Claimant knows or should know that a dispute has arisen with respect to the benefit, but at least thirty (30) days prior to the Claimant's actual retirement date or, if applicable, within sixty
(60) days after the termination of employment of the Eligible Employee, by mailing a copy of the claim to the Benefits and Services Department, Raytheon Company, 141 Spring Street, Lexington, Massachusetts 02421.

                  (b)    Step 2. In the event that a claim is wholly or
                         ------
partially denied by the Plan Administrator, the Plan Administrator shall, within ninety (90) days following receipt of the claim, so advise the Claimant in writing setting forth: the specific reason or reasons for the denial; specific reference to pertinent Plan provisions on which the denial is based; a description of any additional material or information necessary for the Claimant to perfect the claim; an explanation as to why such material or information is necessary; and an explanation of the Plan's claim review procedures.

                  (c)    Step 3. Within sixty (60) days following receipt of the
                         ------
denial of a claim for a benefit, a Claimant desiring to have the denial appealed shall file a request for review by an officer of Raytheon Company or a review committee, as designated by Raytheon Company, by mailing a copy thereof to the address shown in Section 5.3(a); provided, however, that such officer or any member of such review committee, as applicable, may not be the person who made the initial adverse benefit determination nor a subordinate of such person.

                  (d)    Step 4. Within thirty (30) days following receipt of a
                         ------
request for review, the designated officer or review committee shall provide the Claimant a further opportunity to present his or her position. At the designated officer or review committee's discretion, such presentation may be through an oral or written presentation. Prior to such presentation, the Claimant shall be permitted the opportunity to review pertinent documents and to submit issues and comments in writing. Within a reasonable time following presentation of the Claimant's position, which usually should not exceed thirty (30) days, the designated officer or review committee shall inform the Claimant in writing of the decision on review setting forth the reasons for such decision and citing pertinent provisions in the Plan.

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                                   ARTICLE VI
                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

         6.1      Amendment and Termination. While Raytheon Company intends to
                  -------------------------
maintain the Plan in conjunction with the Applicable Retirement Plans for as long as necessary, Raytheon Company reserves the right to amend and/or fully or partially terminate the Plan at any time for whatever reasons it may deem appropriate, provided that no amendment or termination of the Plan shall affect any participating Employer's obligation to pay the benefits due to the Participants hereunder but only to the extent of the value of such benefits which have accrued up to the date of the amendment or termination.

                                   ARTICLE VII
                                  MISCELLANEOUS
                                  -------------

         7.1      No Enlargement of Employee Rights. Nothing contained in the
                  ---------------------------------
Plan shall be construed as a contract of employment between any Employer and an Employee or as a right of any Employee to be continued in the employment of any Employer, or as a limitation of the right of any Employer to discharge any Employee at any time, with or without notice and with or without cause.

         7.2      Assignment. The benefits payable under this Plan may not be
                  ----------
assigned, alienated, transferred, pledged or otherwise encumbered.

         7.3      Governing Law. To the extent not preempted by ERISA, this Plan
                  -------------
shall be governed by the laws of the Commonwealth of Massachusetts.


         Executed in Massachusetts this ___ day of ________________, 2001.


                                      RAYTHEON COMPANY


                                      By:   ____________________________________


                                      Title ____________________________________

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                     Supplemental Executive Retirement Plan
                                   Appendix A

                List of Designated Executives (Plan Section 2.6)


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Dan Burnham
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Frank Caine
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Phil Cheney
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Tom Culligan
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Bob Drewes
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Dick Foley
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Philip LePore
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Frank Marchilena
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Neil Minahan
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Keith Peden
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Phyllis Piano
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Rebecca Rhoads
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Don Ronchi
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Jim Schuster
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Greg Shelton
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William Swanson
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Jon Wohler
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